Exhibit 99.2

CENTERLINE CAPITAL GROUP

centerline capital group

Centerline Holding
Company
Financial Overview
June 30, 2010

Table of Contents

Centerline Corporate Overview	4 - 6
Equity Ownership Summary	8
Supplemental Financial Information	10 - 25
Glossary	26

Corporate Office

625 Madison Avenue
New York, NY 10022
Phone: 212-317-5700
Fax: 212-751-3550
www.centerline.com
OTC Symbol: CLNH

Investor Contacts

Robert Levy
President, COO and CFO
212-317-5700

Hande Tuney
Vice President / Investor Relations
212-588-2077

This presentation contains forward-looking statements
about Centerline Holding Company. Certain statements in
this document may constitute forward-looking statements
within the meaning of the "safe harbor" provisions of the
Private Securities Litigation Reform Act of 1995. Except
for historical information, the matters discussed in this
press release are forward-looking statements subject to
certain risks and uncertainties. These statements are based
on management's current expectations and beliefs and are
subject to a number of factors and uncertainties that could
cause actual results to differ materially from those
described in the forward-looking statements. These risks
and uncertainties are detailed in Centerline Holding
Company's most recent Annual Report on Form 10-K and
the Quarterly Reports on Form 10-Q for the first and
second quarters of 2010 filed with the Securities and
Exchange Commission, and include, among others,
business limitations caused by adverse changes in real
estate and credit markets and general economic and
business conditions; our ability to generate new income
sources, raise capital for investment funds and maintain
business relationships with providers and users of capital;
changes in applicable laws and regulations; our tax
treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income
to our shareholders without corresponding cash
distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the
Freddie Mac B-Certificate; competition with other
companies; risk of loss under mortgage banking loss
sharing agreements; and risks associated with providing
credit intermediation. Words such as "anticipates",
"expects", "intends", "plans", "believes", "seeks",
"estimates" and similar expressions are intended to
identify forward-looking statements. Such forward-looking
statements speak only as of the date of this document.
Centerline Holding Company expressly disclaims any
obligation or undertaking to release publicly any updates
or revisions to any forward-looking statements contained
herein to reflect any change in Centerline Holding
Company's expectations with regard thereto or change in
events, conditions, or circumstances on which any such
statement is based.

Centerline Corporate Overview

CENTERLINE CAPITAL GROUP financial overview

Centerline Capital Group ("Centerline"), a subsidiary of Centerline Holding Company (OTC:CLNH), provides real estate financial and asset management services, with a focus on affordable and conventional multifamily housing. We offer a range of debt and equity financing and investment products to developers, owners and investors.

- Our core businesses include:
  - Low-Income Housing Tax Credit ("LIHTC") origination, asset management, fund management, and affordable debt
  - Affordable and conventional multifamily lending, primarily as a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider
- Centerline, or its predecessor companies, has been in continuous operation since 1972.
- Centerline is a leader in the affordable housing industry since creation of the LIHTC program in 1986. We have raised over $9.9 billion in equity from institutional and retail investors as a sponsor of over 135 public and private real estate investment funds.
- We manage one of the largest tax credit portfolios in the United States; we currently have $9.3 billion under management.
- Centerline has invested in over 1,500 affordable multifamily rental assets in 47 states, Washington DC and Puerto Rico.
- We started in the agency mortgage loan industry in 1988; our current agency mortgage loan portfolio stands at about $9 billion.
- Since 1988 we have originated over $8 billion in Fannie Mae loans, and since 1996 we have originated over $2.7 billion in Freddie Mac loans.

corporate overview

CENTERLINE CAPITAL GROUP financial overview

- Centerline's **Affordable Housing Group** provides debt and equity investment products to developers and investors. We raise capital from banks, insurance companies and other large institutions and invest it as equity in affordable housing tax credit developments. We also provide debt products we place with agency mortgage loans on behalf of our developer clients.

- Our **Asset Management Group*** monitors and manages multifamily real estate assets owned primarily by third parties. Our organizational structure, combined with our technology, depth of professional expertise, and our portfolio diversity allow us to track trends, analyze sponsors and markets, and make informed decisions to protect the value of these investments.

- Centerline's **Mortgage Banking Group** provides a broad spectrum of financing investment products for conventional multifamily properties throughout the United States. Our multifamily loan origination, pricing and underwriting platform allows us to finance all multifamily property types competitively.

* *For Centerline's financial reporting under Generally Accepted Accounting Principles (GAAP), the Asset Management Group is reflected as part of the Affordable Housing reporting segment.*

business groups

CENTERLINE CAPITAL GROUP financial overview

expertise.

- We have a 38-year track record of continuous operation through various real estate and economic cycles.
- We originate, underwrite, service, asset manage, refinance or sell assets through all phases of their life cycles.
- We are an industry leader in affordable and multifamily housing finance.

relationships.

- We have direct relationships with real estate developers and owners.
- We have strategic relationships with GSEs, banks, insurance companies and other institutional investors.

solutions.

- We offer a broad spectrum of financing and investment products tailored to meet specific goals of our clients.
- We have a depth and breadth of asset management and originations services.

competitive advantages

Equity Ownership Summary

CENTERLINE CAPITAL GROUP financial overview

C3 Initial Assets LLC (Island)(1) 39%
Common Shareholders(2) 16%
Bank of America(1) 8%
Wells Fargo(1) 8%
FDIC(1)(3) 7%
Natixis Financial Products(1) 5%
Citibank(1) 4%
The Related Companies 3%
Capital One(1) 2%
Other Preferred and SCU shareholders(2) 8%

OWNERSHIP TYPE	SHARES	COMMON SHARE EQUIVALENT	% OWNERSHIP OF OUTSTANDING SHARES
(SHARES IN MILLIONS)			
Common Shares	58.4	58.4	16%
Special Common Units (SCU) Shares	12.7	12.7	4%
Series A CRA Preferred Shares	0.7	0.7	0%
Special Series A Shares [1]	19.3	289.9	80%
Total Ownership	**91.2**	**361.7**	**100%**

equity ownership
(all shares are based on their common equivalency)
(1) Special Series A Shareholder, 1:15 conversion ratio to common shares.
(2) Excludes common and SCU shares owned by The Related Companies as they are shown separately.
(3) The FDIC, in its capacity as Receiver, is the record owner of Special Series A Shares on behalf of the following entities: California National Bank,
 California Savings Bank, San Diego National Bank, Indy Mac Bank, F.S.B., North Houston Bank, and Community Bank & Trust.

Supplemental Financial Statements
Prior periods in the accompanying supplemental financial information have been reclassified to reflect the March 2010 Restructuring and the impact of discontinued
operations in accordance with Financial Accounting Standards Board Accounting
Standards Codification Subtopic 205-20, Discontinued Operations.
The accompanying “As Adjusted” balance sheets and statements of operations are not in accordance with GAAP, are presented for the purpose of enhancing the understanding of the economics of our business, and may not be comparable to figures reported by other companies.

CENTERLINE CAPITAL GROUP financial overview

(in thousands)	June 30, 2010 As Reported (GAAP)	June 30, 2010 As Adjusted[1]	December 31, 2009 As Reported (GAAP)	December 31, 2009 As Adjusted[1]
Assets				
Cash and cash equivalents	$ 118,929	$ 23,448	$ 88,853	$ 15,701
Restricted cash	22,785	22,785	11,476	11,476
Investments				
Available-for-sale	530,373	64,043	489,767	77,854
Equity method	335	335	530	530
Other	79,737	79,737	39,037	39,127
Investments in and loans to affiliates	1,576	87,100	1,982	116,206
Goodwill and other intangible assets, net	168,608	169,151	171,044	171,605
Deferred costs and other assets, net	102,503	22,989	100,460	92,270
Investments held by Consolidated Partnerships	3,469,661	-	3,576,432	-
Other assets of Consolidated Partnerships	844,547	-	870,048	-
Assets of Discontinued Operations	568	568	653,897	59,676
Total Assets	**$ 5,339,622**	**$ 470,156**	**$ 6,003,526**	**$ 584,445**
Liabilities and Equity				
Liabilities				
Notes payable	$ 234,820	$ 214,820	$ 249,764	$ 249,764
Financing arrangements and secured financing	643,305	-	585,528	-
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	-	128,500	-
Accounts payable, accrued expenses and other liabilities	241,992	100,654	343,696	306,749
Liabilities of Consolidated Partnerships	565,487	-	592,069	-
Liabilities of Discontinued Operations	811	811	1,588,054	6,378
Total Liabilities	1,814,915	316,285	3,487,611	562,891
Mezzanine Equity				
Redeemable securities	12,194	12,194	332,480	332,480
Equity				
Centerline Holding Company	239,466	232,165	(1,178,350)	(220,956)
Non-controlling interests	3,273,047	(90,488)	3,361,785	(89,970)
Total Liabilities and Equity	**$ 5,339,622**	**$ 470,156**	**$ 6,003,526**	**$ 584,445**

consolidated balance sheet
(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products subsidiaries and Equity Issuer Trust subsidiary.
 Refer to pages 19, 20, 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

($000s)		6/30/2010
Assets		
Cash and cash equivalents	$	23,448
Restricted cash		22,785
Investments:		
Available-for-sale		64,043
Equity method		335
Other		79,737
Investments in and loans to affiliates		87,100
Goodwill and other intangible assets, net		169,151
Deferred costs and other assets, net		22,989
Assets of discontinued operations		568
Total Assets	$	470,156
Liabilities		
Notes payable	$	214,820
Accounts payable, accrued expenses and other liabilities		100,654
Liabilities of discontinued operations		811
Total Liabilities		316,285
Mezzanine Equity		
Redeemable securities		12,194
Equity		
Centerline Holding Company total		232,165
Non-controlling interests		(90,488)
Total Liabilities and Equity	$	470,156

Investments - Available-for-sale		
Freddie Mac B certificates	$	60,127
Mortgage revenue bonds		3,916

Investments - Equity method and Other		
Mortgage loans held for sale	$	71,132
Mortgage loans held for investment		5,724
Stabilization escrow		2,092
Equity interests in LIHTC properties		335
Other		789

Investments in and loans to affiliates		
Equity investment in Credit Risk Products subsidiaries	$	30,355
Receivables from LIHTC funds		27,595
Equity investment in Equity Issuer Trust subsidiary		22,047
Other		7,103

Goodwill and other intangible assets, net		
Goodwill	$	93,283
Mortgage servicing rights		62,470
Other intangible assets		13,398

Deferred costs and other assets, net		
Prepaid expenses	$	6,323
Income tax receivable		5,137
Derivative instruments		647
Net deferred costs		585
Receivables and other assets		10,297

as adjusted balance sheet(1)
(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products subsidiaries and Equity Issuer Trust subsidiary.
 Refer to pages 19, 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

($000s)		6/30/2010
Assets		
Cash and cash equivalents	$	23,448
Restricted cash		22,785
Investments:		
Available-for-sale		64,043
Equity method		335
Other		79,737
Investments in and loans to affiliates		87,100
Goodwill and other intangible assets, net		169,151
Deferred costs and other assets, net		22,989
Assets of discontinued operations		568
Total Assets	$	470,156
Liabilities		
Notes payable	$	214,820
Accounts payable, accrued expenses and other liabilities		100,654
Liabilities of discontinued operations		811
Total Liabilities		316,285
Mezzanine Equity		
Redeemable securities		12,194
Equity		
Centerline Holding Company total		232,165
Non-controlling interests		(90,488)
Total Liabilities and Equity	$	470,156

Notes Payable		
Term loan [2]		
Loan size	$	137,500
Spread		LIBOR + 3.00%
Rate at period end		3.34%
Revolving credit facility		
Facility size[3]	$	37,000
Outstanding balance at period end	$	6,000
Spread		LIBOR + 3.00%
Rate at period end		3.34%
Mortgage banking warehouse facility		
Facility size	$	100,000
Outstanding balance at period end	$	33,876
Spread		LIBOR + 2.75%
Rate at period end		3.10%
Multifamily ASAP warehouse facility		
Outstanding balance at period end	$	37,444
Rate at period end		1.20%

Accounts payable, accrued expenses and other liabilities		
Mortgage loan loss reserve	$	30,595
Interest rate swaps at fair value		21,615
Deferred revenues		18,147
Salaries and benefits payable		6,017
Deferred tax liability		3,164
Income tax reserves		1,568
Accrued interest payable		1,063
Accounts Payable		930
Other		17,555

(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products subsidiaries and Equity Issuer Trust subsidiary.
 Refer to pages 19, 25 and 26 for further details on adjustments.
(2) In July 2010, we paid down approximately $9.5 million of the term loan with funds released from an escrow account established in connection with the March 2010 Restructuring.
(3) Facility size includes the $12.0 million in letters of credit issued under the Revolving Credit Facility (once these letters of credit are terminated these amounts can not be redrawn).
as adjusted balance sheet (cont.)(1)

CENTERLINE CAPITAL GROUP financial overview

(dollars in millions)

Debt[1]				
Facility	**Counterparty**	**Maturity**	**Credit Capacity**	**Current Balance**
Corporate Debt Facilities:				
Term Loan[2]	Syndicate	Mar-17	$137.5	$137.5
Revolving Credit Facility[3]	Syndicate	Mar-15	37.0	6.0
Total Corporate Debt				**$143.5**
Asset Specific Debt Facilities:				
Mortgage Banking Warehouse Facility	BofA	Sep-10	100.0	33.9
Multifamily ASAP Warehouse Facility	Fannie Mae	N/A	N/A	37.4
Total Asset Specific Debt				**$71.3**
Total Debt				**$214.8**

Equity			
Ownership Type	**Shares**	**Common Share Equivalent**	**Market Value**
Series A CRA Preferred Shares[4]	695,223	695,223	$12.2
Special Series A Shares[5]	19,325,279	289,879,185	55.1
SCU Shares	12,731,465	12,731,465	2.4
Common Shares	58,422,417	58,422,417	11.1
Total Equity	**91,174,384**	**361,728,290**	**$80.8**

capital summary*
* All values and balances are as of June 30, 2010.
(1) Excludes Centerline Financial Holdings
 and Centerline Financial LLC credit facilities.
(2) In July 2010, we paid down approximately $9.5
 million of the term loan with funds released from
 an escrow account established in connection with
 the March 2010 Restructuring.
(3) Credit Capacity includes the $12.0 million
 in letters of credit which was issued under the
 Revolving Credit Facility (once these letters of
 credit are terminated these amounts can not be
 redrawn).
(4)  Series A CRA Preferred Shareholders hold an
    option which allows these shares to be put to
    the company at their liquidation price beginning
    December 2012. Market Value is based on
    liquidation value as of 6/30/2010.
(5) Market value as of 6/30/2010 based on 1:15
 conversion ratio to common shares.

CENTERLINE CAPITAL GROUP financial overview

(in thousands, except per share data)

	Three Months Ended June 30, 2010		2009	
	As Reported (GAAP)	As Adjusted [1]	As Reported (GAAP)	As Adjusted [1]
Revenues:				
Interest income	$ 9,932	$ 4,461	$ 13,427	$ 9,612
Fee Income	9,455	16,160	7,016	16,560
Other [2]	7,364	8,147	6,307	7,083
Revenues of Consolidated Partnerships	27,435	-	19,158	-
Total revenues	54,186	28,768	45,908	33,255
Expenses:				
General and administrative:				
Salaries and benefits	10,997	11,112	11,530	11,302
Other	12,300	12,495	11,339	10,873
Total general and administrative expenses	23,297	23,607	22,869	22,175
(Recovery) provision for losses, net	13,167	7,243	35,434	35,434
Interest	20,058	8,196	14,701	3,804
Depreciation and amortization	5,595	5,131	10,034	7,581
Loss on impairment of assets	12,618	12,618	310	310
Interest and other expenses of Consolidated Partnerships	121,416	-	74,696	-
Total expenses	196,151	56,795	158,044	69,304
Income (loss) before other income	(141,965)	(28,027)	(112,136)	(36,049)
Equity and other (loss) income	(50)	(4,342)	(350)	(1,955)
Gain on settlement of liability	-	-	-	-
Gain from repayment or sale of investments	11	11	6	6
Other income (loss) from Consolidated Partnerships	(135,846)	-	(345,870)	-
Income (loss) from continuing operations before income taxes	(277,850)	(32,358)	(458,350)	(37,998)
Income tax provision - continuing operations	(141)	(141)	(142)	(142)
Net income (loss) from continuing operations	(277,991)	(32,499)	(458,492)	(38,140)
Income (loss) from operations of discontinued operations:				
Income (loss) from discontinued operations before income taxes	(235)	(235)	(336,364)	(31,733)
Income tax provision - discontinued operations	-	-	12	12
Gain on sale of discontinued operations, net	-	-	-	-
Net income (loss) from discontinued operations	(235)	(235)	(336,352)	(31,721)
Net income (loss)	(278,226)	(32,734)	(794,844)	(69,861)
Net income (loss) attributable to non-controlling interests	244,303	-	741,567	18,076
Net income (loss) attributable to Centerline Holding Company shareholders	(33,923)	(32,734)	(53,277)	(51,785)
Net income (loss) per share: [3]				
Basic				
Income (loss) from continuing operations	$ (0.10)	$ (0.09)	$ (0.52)	$ (0.50)
Income (loss) from discontinued operations	$ -	$ -	$ (0.59)	$ (0.59)
Diluted				
Income (loss) from continuing operations	$ (0.10)	$ (0.09)	$ (0.52)	$ (0.50)
Income (loss) from discontinued operations	$ -	$ -	$ (0.59)	$ (0.59)
Weighted average shares outstanding:				
Basic	348,302	348,302	53,812	53,812
Diluted	348,302	348,302	53,812	53,812

consolidated statements of operations
(1) Adjusted to exclude Consolidated Partnerships,
 mortgage revenue bonds re-securitized in
 December 2007, Credit Risk Products subsidiaries
 and Equity Issuer Trust subsidiary. Refer to pages
 21-22 and 25-26 for further details on
 adjustments.
(2) Includes prepayment penalties, expense
 reimbursements, gains on sales of mortgage
 loans and other revenues.
(3) The numerator of the calculation of basic and
 diluted net income per share includes the effect of
 redeemable share conversions, the dividends in
 arrears for 2009, and for 2010 a reversal of all
 preferred dividends in arrears upon conversion of
 the preferred CRA shares into Special Series A
 Shares.

CENTERLINE CAPITAL GROUP financial overview

(in thousands, except per share data)

	Six Months Ended June 30,			
	2010		2009	
	As Reported (GAAP)	As Adjusted (1)	As Reported (GAAP)	As Adjusted (1)
Revenues:				
Interest income	$ 22,540	$ 9,417	$ 27,287	$ 19,652
Fee Income	16,588	30,159	14,361	31,929
Other (2)	12,318	14,098	9,461	11,034
Revenues of Consolidated Partnerships	55,352	-	39,424	-
Total revenues	**106,798**	**53,674**	**90,533**	**62,615**
Expenses:				
General and administrative:				
Salaries and benefits	24,504	24,449	24,528	23,171
Other	62,936	35,256	22,890	21,676
Total general and administrative expenses*	87,440	59,705	47,418	44,847
(Recovery) provision for losses, net*	(99,329)	(104,963)	37,854	37,854
Interest*	35,166	12,006	32,218	11,166
Depreciation and amortization	12,060	11,101	20,473	15,242
Loss on impairment of assets*	35,027	35,027	8,873	10,616
Interest and other expenses of Consolidated Partnerships	181,038	-	108,949	-
Total expenses	**251,402**	**12,876**	**255,785**	**119,725**
Income (loss) before other income	**(144,604)**	**40,798**	**(165,252)**	**(57,110)**
Equity and other (loss) income	(184)	(29,476)	(7,265)	(12,851)
Gain on settlement of liability*	25,253	23,309	-	-
Gain from repayment or sale of investments	2,202	109	577	577
Other income (loss) from Consolidated Partnerships	(226,652)	-	(461,709)	-
Income (loss) from continuing operations before income taxes	**(343,985)**	**34,740**	**(633,649)**	**(69,384)**
Income tax provision - continuing operations	(534)	(534)	(220)	(220)
Net income (loss) from continuing operations	(344,519)	34,206	(633,869)	(69,604)
Income (loss) from operations of discontinued operations:				
Income (loss) from discontinued operations before income taxes	140,058	50,140	(489,422)	(37,643)
Income tax provision - discontinued operations	(531)	(531)	(25)	(25)
Gain on sale of discontinued operations, net*	20,500	20,500	-	-
Net income (loss) from discontinued operations	160,027	70,109	(489,447)	(37,668)
Net income (loss)*	(184,492)	104,315	(1,123,316)	(107,272)
Net income (loss) attributable to non-controlling interests	290,280	(1,085)	1,043,091	27,296
Net income (loss) attributable to Centerline Holding Company shareholders*	105,788	103,230	(80,225)	(79,976)
Net income (loss) per share:(3)				
Basic				
Income (loss) from continuing operations	$ 1.41	$ 1.40	$ (1.03)	$ (1.03)
Income (loss) from discontinued operations	$ 0.28	$ 0.28	$ (0.70)	$ (0.70)
Diluted				
Income (loss) from continuing operations	$ 1.40	$ 1.39	$ (1.03)	$ (1.03)
Income (loss) from discontinued operations	$ 0.28	$ 0.28	$ (0.70)	$ (0.70)
Weighted average shares outstanding:				
Basic	245,026	245,026	53,970	53,970
Diluted	246,466	246,466	53,970	53,970

consolidated statements of operations
* Six months ended June 30, 2010 amounts include
 non-recurring items recorded as a result of the
 March 2010 Restructuring. Refer to page 18.
(1) Adjusted to exclude Consolidated Partnerships,
 mortgage revenue bonds re-securitized in
 December 2007, Credit Risk Products subsidiaries
 and Equity Issuer Trust subsidiary. Refer to pages
 23-24 and 25-26 for further details on
 adjustments.
(2) Includes prepayment penalties, expense
 reimbursements, gains on sales of mortgage
 loans and other revenues.
(3) The numerator of the calculation of basic and
 diluted net income per share includes the effect of
 redeemable share conversions, the dividends in
 arrears for 2009, and for 2010 a reversal of all
 preferred dividends in arrears upon conversion of
 the preferred CRA shares into Special Series A
 Shares.

CENTERLINE CAPITAL GROUP financial overview

($000s, except per share amounts)

Three Months Ended June 30, 2010		
Revenues		
Interest income	$	4,461
Fee income		16,160
Other revenues		8,147
Total Revenues		28,768
Expenses		
General and administrative		23,607
(Recovery) provision for losses, net		7,243
Interest expense		8,196
Depreciation and amortization		5,131
Loss on impairment of assets		12,618
Total Expenses		56,795
Loss before other income		(28,027)
Equity and other loss, net		(4,342)
Gain on settlement of liability		-
Gain from repayment or sale of investments, net		11
Loss from continuing operations before income		(32,358)
Income tax provision - continuing operations		(141)
Net loss from continuing operations		(32,499)
Discontinued operations:		
Income from discontinued operations before income taxes		(235)
Income tax provision - discontinued operations		-
Gain on sale of discontinued operations, net		-
Net loss from discontinued operations		(235)
Net loss attributable to Centerline Holding Company shareholders	$	(32,734)

Interest income		
Freddie Mac B certificates	$	2,828
Mortgage loans held for sale		868
Promissory notes		125
Other		640

Fee income		
AH asset management	$	7,889
Mortgage Banking loan servicing		5,675
AH fund sponsorship		1,338
Mortgage Banking loan originations		782
AH loan originations		476

Other revenues		
Gain on sale of mortgage loans	$	6,899
AH Expense reimbursements		798
Prepayment penalties		177
Other		273

Equity and other loss, net		
Equity loss in Credit Risk Products subsidiaries	$	(3,869)
Equity loss in Equity Issuer Trust subsidiary		(415)
LIHTC properties		(58)

Key Revenue Drivers:
Investment management income
Investment income
Transactional income
as adjusted income statement(1)
(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products subsidiaries and Equity Issuer Trust subsidiary.
 Refer to pages 21, 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

($000s, except per share amounts)

Six Months Ended June 30, 2010

Revenues		
Interest income	$	9,417
Fee income		30,159
Other revenues		14,098
Total Revenues		53,674
Expenses		
General and administrative		59,705
(Recovery) provision for losses, net		(104,963)
Interest expense		12,006
Depreciation and amortization		11,101
Loss on impairment of assets		35,027
Total Expenses		12,876
Income before other income		40,798
Equity and other loss, net		(29,476)
Gain on settlement of liability		23,309
Gain from repayment or sale of investments, net		109
Income from continuing operations before		34,740
Income tax provision - continuing operations		(534)
Net income from continuing operations		34,206
Discontinued operations:		
Income from discontinued operations before income taxes		50,140
Income tax provision - discontinued operations		(531)
Gain on sale of discontinued operations, net		20,500
Net income from discontinued operations		70,109
Net loss attributable to non-controlling interests		(1,085)
Net income attributable to Centerline Holding Company shareholders	$	103,230

Interest income		
Freddie Mac B certificates	$	6,393
Promissory notes		257
Other		2,767

Fee income		
AH asset management	$	14,648
Mortgage Banking loan servicing		11,138
AH fund sponsorship		2,152
Mortgage Banking loan originations		1,236
AH loan originations		649
Other		336

Other revenues		
Gain on sale of mortgage loans	$	11,310
AH Expense reimbursements		1,817
Prepayment penalties		197
Other		774

Equity and other loss, net		
Equity loss in Credit Risk Products subsidiaries	$	(30,355)
Equity income in Equity Issuer Trust subsidiary		1,086
LIHTC properties		(207)

Key Revenue Drivers:
Investment management income
Investment income
Transactional income
as adjusted income statement(1)
(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products subsidiaries and Equity Issuer Trust subsidiary.
 Refer to pages 23, 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

($000s, except per share amounts)

Six Months Ended June 30, 2010

Revenues		
Interest income		9,417
Fee Income		30,159
Other revenues		14,098
Total Revenues		53,674
Expenses		
General and administrative		59,705
(Recovery) provision for losses, net		(104,963)
Interest expense		12,006
Depreciation and amortization		11,101
Loss on impairment of assets		35,027
Total Expenses		12,876
Income before other income		40,798
Equity and other loss, net		(29,476)
Gain on settlement of liability		23,309
Gain from repayment or sale of investments, net		109
Gain from continuing operations before income		34,740
Income tax provision - continuing operations		(534)
Net income from continuing operations		34,206
Discontinued operations:		
Income from discontinued operations before income taxes		50,140
Income tax provision - discontinued operations		(531)
Gain on sale of discontinued operations, net		20,500
Net income from discontinued operations		70,109
Net loss attributable to non-controlling interests		(1,085)
Net income attributable to Centerline Holding Company shareholders	$	103,230

(Reduction)/Increase to net income		
General and Administrative		
Professional fees related to the March 2010 Restructuring		(12,716)
Expense for Series A shares issued in connection with restructuring of credit intermediation agreements		(2,842)
(Recovery) Provision for Losses, net		
Affordable Housing loss reserve	$	52,000
Reversal of lease termination costs		48,044
Loss on Impairment of Assets		
Impairment of Series B Freddie Mac Certificates	$	(37,171)
Gain on Settlement of Liability		
Settlement with unsecured creditors	$	23,309
Total: *Continuing Operations*	$	70,624
Gain on Sale of discontinued operations, net		
Gain on sale of discontinued operations, net	$	20,500
Total:	$	91,124 *

as adjusted income statement (cont.)(1)
Non-Recurring Items Recorded as a result of the
March 2010 Restructuring
 *  The total increase to net income is included in net income attributable to Centerline Holding Company shareholders for the six months ended June 30, 2010.
(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products subsidiaries and Equity Issuer Trust subsidiary.
 Refer to pages 23, 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

(in thousands)	June 30, 2010 As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Assets						
Cash and cash equivalents	$ 118,929	$ -	$ -	$ (95,475)	$ (6)	$ 23,448
Restricted cash	22,785	-	-	-	-	22,785
Investments						
Available-for-sale	530,373	338,830	(554,217)	-	(250,943)	64,043
Equity method	335	-	-	-	-	335
Other	79,737	-	-	-	-	79,737
Investments in and loans to affiliates	1,576	57,749	-	5,728	22,047	87,100
Goodwill and other intangible assets, net	168,608	-	543	-	-	169,151
Deferred costs and other assets, net	102,503	5,973	(6,328)	(74,262)	(4,897)	22,989
Investments held by Consolidated Partnerships	3,469,661	(3,469,661)	-	-	-	-
Other assets of Consolidated Partnerships	844,547	(844,547)	-	-	-	-
Assets of Discontinued Operations	568	-	-	-	-	568
Total Assets	**$ 5,339,622**	**$ (3,911,656)**	**$ (560,002)**	**$ (164,009)**	**$ (233,799)**	**$ 470,156**
Liabilities and Equity						
Liabilities						
Notes payable	$ 234,820	$ -	$ -	$ (20,000)	$ -	$ 214,820
Financing arrangements and secured financing	643,305	-	(643,305)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	-	-	-	(128,500)	-
Accounts payable, accrued expenses and other liabilities	241,992	-	(3,259)	(136,780)	(1,299)	100,654
Liabilities of Consolidated Partnerships	565,487	(565,487)	-	-	-	-
Liabilities of Discontinued Operations	811	-	-	-	-	811
Total Liabilities	1,814,915	(565,487)	(646,564)	(156,780)	(129,799)	316,285
Mezzanine Equity						
Redeemable securities	12,194	-	-	-	-	12,194
Equity						
Centerline Holding Company	239,466	(93,863)	86,562	-	-	232,165
Non-controlling interests	3,273,047	(3,252,306)	-	(7,229)	(104,000)	(90,488)
Total Liabilities and Equity	**$ 5,339,622**	**$ (3,911,656)**	**$ (560,002)**	**$ (164,009)**	**$ (233,799)**	**$ 470,156**

detailed as adjusted balance sheet
(1) Refer to pages 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

December 31, 2009

(in thousands)	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Assets						
Cash and cash equivalents	$ 88,853	$ -	$ -	$ (73,148)	$ (4)	$ 15,701
Restricted cash	11,476	-	-	-	-	11,476
Investments						
Available-for-sale	489,767	327,259	(487,806)	-	(251,366)	77,854
Equity method	530	-	-	-	-	530
Other	39,037	90	-	-	-	39,127
Investments in and loans to affiliates	1,982	52,970	-	40,364	20,890	116,206
Goodwill and other intangible assets, net	171,044	-	561	-	-	171,605
Deferred costs and other assets, net	100,460	8,807	(6,376)	(4,998)	(5,623)	92,270
Investments held by Consolidated Partnerships	3,576,432	(3,576,432)	-	-	-	-
Other assets of Consolidated Partnerships	870,048	(870,048)	-	-	-	-
Assets of Discontinued Operations	653,897	(594,221)	-	-	-	59,676
Total Assets	**$ 6,003,526**	**$ (4,651,575)**	**$ (493,621)**	**$ (37,782)**	**$ (236,103)**	**$ 584,445**
Liabilities and Equity						
Liabilities						
Notes payable	$ 249,764	$ -	$ -	$ -	$ -	$ 249,764
Financing arrangements and secured financing	585,528	-	(585,528)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	128,500	-	-	-	(128,500)	-
Accounts payable, accrued expenses and other liabilities	343,696	700	(3,051)	(30,993)	(3,603)	306,749
Liabilities of Consolidated Partnerships	592,069	(592,069)	-	-	-	-
Liabilities of Discontinued Operations	1,588,054	(1,581,676)	-	-	-	6,378
Total Liabilities	3,487,611	(2,173,045)	(588,579)	(30,993)	(132,103)	562,891
Mezzanine Equity						
Redeemable securities	332,480	-	-	-	-	332,480
Equity						
Centerline Holding Company	(1,178,350)	862,436	94,958	-	-	(220,956)
Non-controlling interests	3,361,785	(3,340,966)	-	(6,789)	(104,000)	(89,970)
Total Liabilities and Equity	**$ 6,003,526**	**$ (4,651,575)**	**$ (493,621)**	**$ (37,782)**	**$ (236,103)**	**$ 584,445**

detailed as adjusted balance sheet (cont.)
(1) Refer to pages 25 and 26 for further details on adjustments.

CENTERLINE CAPITAL GROUP financial overview

(in thousands, except per share data)

	Three Months Ended June 30, 2010					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted (1)
Revenues:						
Interest income	$ 9,932	$ 7,428	$ (8,736)	$ (287)	$ (3,876)	$ 4,461
Fee Income	9,455	7,626	271	(1,192)	-	16,160
Other (2)	7,364	704	(18)	97	-	8,147
Revenues of Consolidated Partnerships	27,435	(27,435)	-	-	-	-
Total revenues	**54,186**	**(11,677)**	**(8,483)**	**(1,382)**	**(3,876)**	**28,768**
Expenses:						
General and administrative:						
Salaries and benefits	10,997	-	-	115	-	11,112
Other	12,300	-	-	245	(50)	12,495
Total general and administrative expenses	23,297	-	-	360	(50)	23,607
(Recovery) provision for losses, net	13,167	-	-	(5,924)	-	7,243
Interest	20,058	-	(9,598)	55	(2,319)	8,196
Depreciation and amortization	5,595	-	(74)	(25)	(365)	5,131
Loss on impairment of assets	12,618	-	-	-	-	12,618
Interest and other expenses of Consolidated Partnerships	121,416	(121,416)	-	-	-	-
Total expenses	**196,151**	**(121,416)**	**(9,672)**	**(5,534)**	**(2,734)**	**56,795**
Income (loss) before other income	**(141,965)**	**109,739**	**1,189**	**4,152**	**(1,142)**	**(28,027)**
Equity and other (loss) income	(50)	(8)	-	(3,869)	(415)	(4,342)
Gain on settlement of liability	-	-	-	-	-	-
Gain from repayment or sale of investments	11	-	-	-	-	11
Other losses from Consolidated Partnerships	(135,846)	135,846	-	-	-	-
Loss from continuing operations before income taxes	**(277,850)**	**245,577**	**1,189**	**283**	**(1,557)**	**(32,358)**
Income tax provision - continuing operations	(141)	-	-	-	-	(141)
Net loss from continuing operations	(277,991)	245,577	1,189	283	(1,557)	(32,499)
Income (loss) from operations of discontinued operations:						
Income (loss) from discontinued operations before income taxes	(235)	-	-	-	-	(235)
Income tax provision - discontinued operations	-	-	-	-	-	-
Gain on sale of discontinued operations, net	-	-	-	-	-	-
Net income (loss) from discontinued operations	(235)	-	-	-	-	(235)
Net income (loss)	(278,226)	245,577	1,189	283	(1,557)	(32,734)
Net income (loss) attributable to non-controlling interests	244,303	(245,577)	-	(283)	1,557	-
Net income (loss) attributable to Centerline Holding Company shareholders	(33,923)	-	1,189	-	-	(32,734)
Net income (loss) per share:(3)						
Basic						
Income (loss) from continuing operations	$ (0.10)					$ (0.09)
Income (loss) from discontinued operations	$ -					$ -
Diluted						
Income (loss) from continuing operations	$ (0.10)					$ (0.09)
Income (loss) from discontinued operations	$ -					$ -
Weighted average shares outstanding:						
Basic	348,302					348,302
Diluted	348,302					348,302

detailed as adjusted income statement
(1) Refer to pages 25 and 26 for further details on adjustments.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) The numerator of the calculation of basic and diluted net income per share includes the dividends in arrears for 2009 and for 2010 a reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares, and the effect of redeemable share conversions.

CENTERLINE CAPITAL GROUP financial overview

detailed as adjusted income statement (cont.)

(in thousands, except per share data)

	Three Months Ended June 30, 2009					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income	$ 13,427	$ 7,128	$ (4,611)	$ (42)	$ (6,290)	$ 9,612
Fee Income	7,016	11,314	118	(1,888)	-	16,560
Other [2]	6,307	697	(18)	97	-	7,083
Revenues of Consolidated Partnerships	19,158	(19,158)	-	-	-	-
Total revenues	**45,908**	**(19)**	**(4,511)**	**(1,833)**	**(6,290)**	**33,255**
Expenses:						
General and administrative:						
Salaries and benefits	11,530	-	-	(228)	-	11,302
Other	11,339	-	-	(460)	(6)	10,873
Total general and administrative expenses	22,869	-	-	(688)	(6)	22,175
(Recovery) provision for losses, net	35,434	-	-	-	-	35,434
Interest	14,701	-	(5,915)	(193)	(4,789)	3,804
Depreciation and amortization	10,034	-	(88)	(22)	(2,343)	7,581
Loss on impairment of assets	310	-	-	-	-	310
Interest and other expenses of Consolidated Partnerships	74,696	(74,696)	-	-	-	-
Total expenses	**158,044**	**(74,696)**	**(6,003)**	**(903)**	**(7,138)**	**69,304**
Income (loss) before other income	**(112,136)**	**74,677**	**1,492**	**(930)**	**848**	**(36,049)**
Equity and other (loss) income	(350)	(37)	-	837	(2,405)	(1,955)
Gain on settlement of liability	-	-	-	-	-	-
Gain from repayment or sale of investments	6	-	-	-	-	6
Other losses from Consolidated Partnerships	(345,870)	345,870	-	-	-	-
Loss from continuing operations before income taxes	**(458,350)**	**420,510**	**1,492**	**(93)**	**(1,557)**	**(37,998)**
Income tax provision - continuing operations	(142)	-	-	-	-	(142)
Net loss from continuing operations	(458,492)	420,510	1,492	(93)	(1,557)	(38,140)
Income (loss) from operations of discontinued operations:						
Income (loss) from discontinued operations before income taxes	(336,364)	304,631	-	-	-	(31,733)
Income tax provision - discontinued operations	12	-	-	-	-	12
Gain on sale of discontinued operations, net	-	-	-	-	-	-
Net income (loss) from discontinued operations	(336,352)	304,631	-	-	-	(31,721)
Net income (loss)	(794,844)	725,141	1,492	(93)	(1,557)	(69,861)
Net income (loss) attributable to non-controlling interests	741,567	(725,141)	-	93	1,557	18,076
Net income (loss) attributable to Centerline Holding Company shareholders	(53,277)	-	1,492	-	-	(51,785)
Net income (loss) per share:[3]						
Basic						
Income (loss) from continuing operations	$ (0.52)					$ (0.50)
Income (loss) from discontinued operations	$ (0.59)					$ (0.59)
Diluted						
Income (loss) from continuing operations	$ (0.52)					$ (0.50)
Income (loss) from discontinued operations	$ (0.59)					$ (0.59)
Weighted average shares outstanding:						
Basic	53,812					53,812
Diluted	53,812					53,812

(1) Refer to pages 25 and 26 for further details on adjustments.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) The numerator of the calculation of basic and diluted net income per share includes the dividends in arrears for 2009 and for 2010 a reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares, and the effect of redeemable share conversions.

CENTERLINE CAPITAL GROUP financial overview

(in thousands, except per share data)

	Six Months Ended June 30, 2010					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income	$ 22,540	$ 14,562	$ (19,553)	$ (380)	$ (7,752)	$ 9,417
Fee Income	16,588	15,522	510	(2,461)	-	30,159
Other [2]	12,318	1,624	(37)	193	-	14,098
Revenues of Consolidated Partnerships	55,352	(55,352)	-	-	-	-
Total revenues	**106,798**	**(23,644)**	**(19,080)**	**(2,648)**	**(7,752)**	**53,674**
Expenses:						
General and administrative:						
Salaries and benefits	24,504	-	-	(55)	-	24,449
Other	62,936	-	-	(27,590)	(90)	35,256
Total general and administrative expenses*	87,440	-	-	(27,645)	(90)	59,705
(Recovery) provision for losses, net*	(99,329)	-	-	(5,634)	-	(104,963)
Interest*	35,166	-	(18,420)	(59)	(4,681)	12,006
Depreciation and amortization	12,060	-	(195)	(38)	(726)	11,101
Loss on impairment of assets*	35,027	-	-	-	-	35,027
Interest and other expenses of Consolidated Partnerships	181,038	(181,038)	-	-	-	-
Total expenses	**251,402**	**(181,038)**	**(18,615)**	**(33,376)**	**(5,497)**	**12,876**
Income (loss) before other income	**(144,604)**	**157,394**	**(465)**	**30,728**	**(2,255)**	**40,798**
Equity and other (loss) income	(184)	(23)	-	(30,355)	1,086	(29,476)
Gain on settlement of liability*	25,253	-	-	-	(1,944)	23,309
Gain from repayment or sale of investments	2,202	-	(2,093)	-	-	109
Other losses from Consolidated Partnerships	(226,652)	226,652	-	-	-	-
Loss from continuing operations before income taxes	**(343,985)**	**384,023**	**(2,558)**	**373**	**(3,113)**	**34,740**
Income tax provision - continuing operations	(534)	-	-	-	-	(534)
Net loss from continuing operations	(344,519)	384,023	(2,558)	373	(3,113)	34,206
Income (loss) from operations of discontinued operations:						
Income (loss) from discontinued operations before income taxes	140,058	(89,918)	-	-	-	50,140
Income tax provision - discontinued operations	(531)	-	-	-	-	(531)
Gain on sale of discontinued operations, net*	20,500	-	-	-	-	20,500
Net income (loss) from discontinued operations	160,027	(89,918)	-	-	-	70,109
Net income (loss)*	(184,492)	294,105	(2,558)	373	(3,113)	104,315
Net income (loss) attributable to non-controlling interests	290,280	(294,105)	-	(373)	3,113	(1,085)
Net income (loss) attributable to Centerline Holding Company shareholders*	105,788	-	(2,558)	-	-	103,230
Net income (loss) per share: [3]						
Basic						
Income (loss) from continuing operations	$ 1.41					$ 1.40
Income (loss) from discontinued operations	$ 0.28					$ 0.28
Diluted						
Income (loss) from continuing operations	$ 1.40					$ 1.39
Income (loss) from discontinued operations	$ 0.28					$ 0.28
Weighted average shares outstanding:						
Basic	245,026					245,026
Diluted	246,466					246,466

detailed as adjusted income statement (cont.)
* Six months ended June 30, 2010 amounts include non-recurring items recorded as a result of the March 2010 Restructuring. Refer to page 18.
(1) Refer to pages 25 and 26 for further details on adjustments.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) The numerator of the calculation of basic and diluted net income per share includes the dividends in arrears for 2009 and for 2010 a reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares, and the effect of redeemable share conversions.

CENTERLINE CAPITAL GROUP financial overview

(in thousands, except per share data)

	Six Months Ended June 30, 2009					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income	$ 27,287	$ 14,280	$ (9,168)	$ (151)	$ (12,596)	$ 19,652
Fee Income	14,361	20,252	184	(2,868)	-	31,929
Other [2]	9,461	1,417	(37)	193	-	11,034
Revenues of Consolidated Partnerships	39,424	(39,424)	-	-	-	-
Total revenues	**90,533**	**(3,475)**	**(9,021)**	**(2,826)**	**(12,596)**	**62,615**
Expenses:						
General and administrative:						
Salaries and benefits	24,528	-	-	(1,357)	-	23,171
Other	22,890	-	-	(1,071)	(143)	21,676
Total general and administrative expenses	47,418	-	-	(2,428)	(143)	44,847
(Recovery) provision for losses, net	37,854	-	-	-	-	37,854
Interest*	32,218	-	(10,836)	(638)	(9,578)	11,166
Depreciation and amortization	20,473	-	(177)	(30)	(5,024)	15,242
Loss on impairment of assets	8,873	-	1,743	-	-	10,616
Interest and other expenses of Consolidated Partnerships	108,949	(108,949)	-	-	-	-
Total expenses	**255,785**	**(108,949)**	**(9,270)**	**(3,096)**	**(14,745)**	**119,725**
Income (loss) before other income	**(165,252)**	**105,474**	**249**	**270**	**2,149**	**(57,110)**
Equity and other (loss) income	(7,265)	(81)	-	(243)	(5,262)	(12,851)
Gain on settlement of liability	-	-	-	-	-	-
Gain from repayment or sale of investments	577	-	-	-	-	577
Other losses from Consolidated Partnerships	(461,709)	461,709	-	-	-	-
Loss from continuing operations before income taxes	**(633,649)**	**567,102**	**249**	**27**	**(3,113)**	**(69,384)**
Income tax provision - continuing operations	(220)	-	-	-	-	(220)
Net loss from continuing operations	(633,869)	567,102	249	27	(3,113)	(69,604)
Income (loss) from operations of discontinued operations:						
Income (loss) from discontinued operations before income taxes	(489,422)	451,779	-	-	-	(37,643)
Income tax provision - discontinued operations	(25)	-	-	-	-	(25)
Gain on sale of discontinued operations, net	-	-	-	-	-	-
Net income (loss) from discontinued operations	(489,447)	451,779	-	-	-	(37,668)
Net income (loss)	(1,123,316)	1,018,881	249	27	(3,113)	(107,272)
Net income (loss) attributable to non-controlling interests	1,043,091	(1,018,881)	-	(27)	3,113	27,296
Net income (loss) attributable to Centerline Holding Company shareholders	(80,225)	-	249	-	-	(79,976)
Net income (loss) per share:[3]						
Basic						
Income (loss) from continuing operations	$ (1.03)					$ (1.03)
Income (loss) from discontinued operations	$ (0.70)					$ (0.70)
Diluted						
Income (loss) from continuing operations	$ (1.03)					$ (1.03)
Income (loss) from discontinued operations	$ (0.70)					$ (0.70)
Weighted average shares outstanding:						
Basic	53,970					53,970
Diluted	53,970					53,970

detailed as adjusted income statement (cont.)
(1) Refer to pages 25 and 26 for further details on adjustments.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) The numerator of the calculation of basic and diluted net income per share includes the dividends in arrears for 2009 and for 2010 a reversal of all preferred dividends in arrears upon conversion of the preferred CRA shares into Special Series A Shares, and the effect of redeemable share conversions.

detailed as adjusted operations
Consolidated Partnerships
Centerline’s operating results include the results of Tax Credit Fund Partnerships that are required to be consolidated pursuant to various accounting pronouncements, as well as other Tax Credit Fund Partnerships and Property Partnerships that Centerline controls but in which it has little or no equity interest. As Centerline has virtually no economic interest in these partnerships, the net losses they generated were allocated almost entirely to the Partnerships' investors. The consolidation, therefore, has an insignificant impact on net income (loss), although certain Centerline operating results are eliminated in consolidation, and operating results of the consolidated partnerships are reflected in the income statement.
Given the above, the Company is presenting its operating results adjusted to exclude the impact of such partnerships’ consolidation.
Mortgage Revenue Bonds
For GAAP reporting purposes, consummation of the December 2007 Re-Securitization with Freddie Mac constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment. The Company is presenting its operating results adjusted to reflect all mortgage revenue bonds included in the December 2007 Re-Securitization as sold.
➢The balance sheet adjustments primarily relate to cash and deposits receivable which collateralize credit intermediation agreements, outstandings under a senior credit facility with no recourse to Centerline, loss reserves for credit intermediation agreements, deferred income, and fees payable for the restructuring of certain credit intermediation agreements.
➢The income statement adjustments primarily relate to fee income on credit intermediation agreements, provision for losses on credit intermediation agreements, fee expense relating to certain restructured credit intermediation agreements and equity income on the investment in Credit Risk Product subsidiaries.
Centerline Equity Issuer Trust (“EIT”)
Centerline’s operating results include the income related to Series A-1 Freddie Mac Certificates, and expenses related to preferred shares issued by EIT, a special purpose entity. Such preferred shares are secured by EIT’s assets, are non-recourse to Centerline and shares are fully defeased in principle and maturity by the Freddie Mac A-1 certificates. Accordingly, the Company is presenting its operating results adjusted to exclude the impact of EIT’s consolidation.
➢The balance sheet adjustments primarily relate to the removal of the Freddie Mac A-1 certificates, redeemable and non-
redeemable preferred shares. The related investment in the Equity Issuer Trust subsidiary reflects equity pick-ups calculated on a
GAAP basis.
➢The income statement adjustments primarily relate to interest income on the Freddie Mac A-1 certificates and interest expense and equity distributions related to preferred shareholders.
Credit Risk Products
In connection with the March 2010 Restructuring, a series of transactions were entered into whereby the Company’s and its Centerline Capital Group, Inc. subsidiary’s obligations under back to back credit default swaps issued to two counterparties where assigned and assumed by certain isolated special purpose entities, relieving the Company’s assets from exposure to potential contingent liabilities. While the credit default counterparties have significant consent rights with respect to key activities of the isolated special purpose entities, the Company consolidates the isolated special purpose entities for GAAP purposes. The Company has adjusted its operating results to reflect such isolated special purpose entities as if they were equity method investments.

CENTERLINE CAPITAL GROUP financial overview

As Reported - The reported figures that are in accordance with GAAP.

Convertible Redeemable Convertible Community Reinvestment Act Shares ("CRA Shares") - CRA Shares issued by Centerline Holding Company. CRA Shares are economically the same as common shares, and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, basic and diluted per share data include both common and CRA Shares. As a result of the March 2010 Restructuring, Centerline converted most of its CRA Shares into Special Series A Shares.

December 2007 Re-securitization - In December 2007, we completed the re-securitization of most of our mortgage revenue bond portfolio with Freddie Mac. For accounting purposes, consummation of this transaction constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment.

Discontinued Operations - As a result of the March 2010 Restructuring, Centerline exited its the Commercial Real Estate Fund Management and Portfolio Management operating segments.

Fannie Mae DUS Lender - A mortgage lender who is delegated the authority to Underwrite, close, deliver, and Service Multi-Family loans for FNMA

FHA-approved mortgage provider - A mortgage lender who is approved to provide FHA financing on Multifamily and healthcare properties.

Freddie Mac seller-servicer - A mortgage lender who originates Multi-Family loans for sale to Freddie Mac and retains the servicing rights.

LIBOR - The London InterBank Offered Rate ("LIBOR") is the rate on dollar denominated deposits, also known as Eurodollars, traded between banks in London. The index is quoted for one-month, three-month, six-month and one-year periods. The LIBOR rate is an average of rate quotes from five major

LIHTC - Multifamily properties that generate Low-Income Housing Tax Credits.

Non-controlling interests - In connection with acquisitions, the Company issued non-controlling interests that are convertible into common shares of Centerline Holding Company:

> **SCUs (Special Common Units)** - Issued at the time of the Centerline Affordable Housing Advisors LLC acquisition in the fourth quarter of 2003. Distributions for 1.5 million of the shares outstanding are payable pari passu with common; equal to common dividend by .72.

Non-controlling interests also includes the limited partners interest in the Consolidated Partnerships, third party ownership in Centerline Financial Holdings LLC and preferred shares of our EIT subsidiary.

Preferred Shares of subsidiary subject to mandatory redemption / not subject to mandatory redemption - Shares issued by EIT secured by EIT's assets and which are non-recourse to Centerline. Such shares are fully defeased in principle and maturity by EIT's assets.

SIFMA - The Securities Industry and Financial Markets Association Municipal Swap Index; the principal benchmark for floating-rate

Special Series A Shares - In connection with the March 2010 Restructuring, the Company's Board of Trustees approved a certificate of designation creating Special Series A Shares which have a 1:15 conversion ratios to common shares. The Special Series A Shares will automatically convert into Centerline Common Shares upon adoption by the Company's shareholders of a specified amendment to Centerline's Trust agreement. The Trust amendment is expected to be considered and voted upon by shareholders at the Company's 2010 Annual Shareholders' Meeting.

The March 2010 Restructuring - On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC ("Island Capital"), C-III Capital Partners LLC ("C-III") and Centerline's creditors and preferred shareholders (the "March 2010 Restructuring").

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